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Exhibit 10.7

Advertiser Terms and Conditions

        1.    INTRODUCTION:    Overture Services, Inc. ("Overture") provides you access to the Overture Marketplace (defined below), as available through the Overture Distribution Network (as defined below), subject to your compliance with these terms and conditions. Please read these terms and conditions carefully. By enrolling as an "Advertiser," you agree to be bound by these terms and conditions, the terms of any Programs (as defined in Section 6 below) in which you enroll, and the terms and conditions of any Insertion Order that you complete (either online as part of the Online Sign-Up form, or offline, when enrolling as an Advertiser, each an "Insertion Order"), including all payment terms (collectively, "Agreement"). In this Agreement, "you" and "your" refers to the Advertiser. You agree that any of your agents, representatives, employees, or any person or entity acting on your behalf with respect to the use of the Overture Marketplace, shall be bound by, and shall abide by, these Terms and Conditions. You further agree that you are bound by this Agreement whether you are acting on your own behalf or on behalf of a third party, including another advertiser.

        2.    USE:    For purposes of this Agreement, the "Overture Marketplace" is the forum where you manage listings for display in the "Overture Marketplace Results" in connection with keywords you select ("Selected Keywords"), subject to Overture's then current policies and procedures. The Overture Marketplace Results are made available in connection with the Overture Distribution Network, where the "Overture Distribution Network" is defined as the Overture Web Sites (as defined below and which includes Overture's branded Web Site at http://www.overture.com) and various third parties who may be authorized by Overture to make the Overture Marketplace Results available as a link from, an add-on service to, or otherwise in connection with Web sites and/or applications and/or e-mails (such Web sites, applications, or e-mails are a "Third Party Product") that they control. You agree that your listings, including your domain name, may be included in the Overture Marketplace Results and may be made available in connection with the Overture Distribution Network including Third Party Products. Overture does not guarantee that your listings will be placed in, or available through, the Overture Marketplace, the Overture Marketplace Results or on any part of the Overture Distribution Network, and you understand that Overture reserves the right to not place your listings, and/or discontinue to place your listings at any time. You additionally understand that "Selected Keywords" include the keywords that you have selected as well as certain misspellings, singular/plural combinations, and other related keywords that we map to your listings based on the keywords you selected, your listings themselves or the Web sites to which the listings link. Solely for simple illustration purposes, and without in any way limiting the foregoing, if you select the keyword "book," your listing may also appear in response to the keywords "books" or "buy books." A listing, for purposes of this Agreement, may include, at Overture's discretion, text and/or graphics, and is subject to Overture's approval and the terms of this Agreement. A listing that appears as part of the Overture Distribution Network may (or may not) include a listing title or listing description. In all cases, information must be submitted in the form requested by Overture. Overture reserves the right to edit, refuse, reject or remove any listing at its discretion at any time.

        3.    PAYMENT:    You agree to pay Overture for all charges to your account in United States dollars, in accordance with this Agreement and the terms of the Programs (as defined in Section 6 below) and/or Payment Plans (as defined in Section 7 below) you select (as such Programs and/or Payment Plans may be updated by Overture from time to time), including, if any, all applicable taxes, in accordance with billing terms in effect at the time the charges become payable. You agree that any service fees charged to your account and the first $50 of your initial deposit, the value of which will be credited to your account, is non-refundable. You agree that, in addition to any service fees, your account will be charged for all clicks on your listings, (no matter whether a click occurred on an Overture Web Site or a Third Party Product within the Overture Distribution Network), and that such charges will be based on the number of clicks on all your listings, multiplied by the cost of each of your listings, which shall be computed according to Overture's Marketplace rules ("Click Charges"). If you have chosen a Payment Plan providing for a fixed maximum payment per month, you understand and agree that if your Click Charges equal or exceed your monthly maximum payment, then your listings will be removed from the Overture Marketplace Results for the remainder of that month and you will incur a debit balance for the value of any unpaid charges incurred under your account. Charges will be posted to your account and must be paid pursuant to the terms of the Payment Plan you select before any of your listings will be made available in the Overture Marketplace Results. Further, you agree that you will be charged all amounts owed under the terms of any Programs in which you enroll. You authorize Overture to charge your credit card, charge card, debit card or financial institution account (hereinafter your "Payment Method") for all charges to your account. The terms of your payment will be based on your Payment Method and may be determined by agreements between you and the financial institution providing your Payment Method. If Overture does not receive payment from the provider of your Payment Method, you agree to pay all amounts due on your account upon demand, and Overture further reserves the right to either suspend or terminate your account with Overture in such circumstances. Suspension or termination includes but is not limited to, removal of your listings from the Overture Marketplace Results and the Overture Distribution Network. You must submit any claims or disputes you may have with respect to any charge to your account in writing to Overture within 60 days of such charge otherwise such claim or dispute will be waived and such charge will be final and not subject to challenge. In the event of any failure by you to make payment, you will be responsible for all reasonable expenses (including attorneys' fees) incurred by Overture in collecting such amounts. You represent, warrant and covenant that all information you provide for the purpose of enrolling as an Advertiser will be accurate, complete and current at all times. You agree to promptly update all information to keep your account and Payment Method current, complete and accurate (such as a change in billing address, credit card or debit card number, or expiration date), and to promptly notify Overture if your payment method is canceled (e.g., for loss or theft) or if you become aware of a potential breach of security, such as the unauthorized disclosure or use of your user name or password. Changes to such information can be made at our DirecTraffic Center® located at https://secure.overture.com/s/dtc/center/. If you fail to provide Overture any of the foregoing information, you agree that Overture may continue charging your account for any use of the Overture Marketplace, Programs, and/or the Overture Web Sites unless you have terminated your participation in the Overture Marketplace and/or Programs as set forth herein or in the Program Terms (as defined in Section 6 below).

        4.    ACCESS:    For purposes of this Agreement, all Web pages that Overture owns, operates or hosts are referred to herein as the "Overture Web Sites." You are authorized to access the Overture Web Sites solely to manage your advertising account(s) and conduct searches for your own personal use. You agree that you will not use the site or any content therein for any other purpose and that you will not disseminate or distribute any of this information. Your right to access your account with Overture is personal to you and non-assignable and is subject to any limits established by Overture. You agree that you will not use any automated means, including, without limitation, agents, robots, scripts, or spiders, to access your account with Overture or to monitor or copy the Overture Web Sites or the content contained therein except those automated means expressly made available by Overture, if any, or authorized in advance and in writing by Overture (for example, Overture approved third party tools and services). The Overture Web Sites contain robot exclusion headers and you agree that you will not use any device, software or routine to bypass our robot exclusion headers, or to interfere or attempt to interfere with the proper working of the Overture Web Sites or the Overture Marketplace. Without limitation to the foregoing, you further agree that you will not take any action that imposes an unreasonable or disproportionately large load on our infrastructure (as determined by Overture).

        5.    MINIMUM BID, MINIMUM COST, MINIMUM SPEND:    Your listings in the Overture Marketplace are subject to Overture's then current minimum bid and minimum cost requirements. Additionally, all Overture accounts that you create shall be subject to Overture's then current minimum monthly spend requirements. Find out more about Minimum Bid, Minimum Cost and Minimum Spend.

        6.    ADDITIONAL PROGRAMS:    From time to time, Overture may offer you the opportunity to enroll in additional programs or to purchase additional products and/or services or to receive additional information from Overture (collectively and individually "Programs"). If you enroll in such Programs, you agree to be bound by the terms and conditions of such Programs ("Program Terms"), including the payment obligations of such programs.

        7.    PAYMENT PLANS:    (a) From time to time, Overture may offer you the opportunity to enroll in a payment plan ("Payment Plan") to manage charges to your account. If you enroll in a Payment Plan, you agree to be bound by the terms of that Payment Plan. Non-Stop and Fixed Budget Payment Plans are offered on a periodic basis and are self-renewing unless or until your participation in such Payment Plan is terminated by you or by Overture. Under such Payment Plans, if the amount to be charged to your Payment Method varies from the amount that you preauthorized, Overture will provide notice of the amount to be charged and the date of the charge at least 10 days before the scheduled date of the transaction. Your non-termination or continued use of the Overture Marketplace, Programs, and/or the Overture Web Sites reaffirms that Overture is authorized to charge your Payment Method automatically. Overture may submit those charges for payment and you will be responsible for such charges. Overture reserves the right to modify, suspend or terminate any Payment Plan and/or your participation therein at any time. If Overture modifies the terms of a Payment Plan, the modified terms of the Payment Plan will be reflected in an updated version of this Agreement posted on the Overture Marketplace or any one of the Overture Web Sites or by e-mail notification to you. If you do not consent to such modified terms, you may elect to discontinue your enrollment in the Payment Plan at any time by providing written notice to Overture before the effective date of such modified terms. Your continued enrollment constitutes your acceptance of the terms of the Payment Plan as modified. (b) NON-STOP TRAFFIC PAYMENT PLAN: Under the Non-Stop Traffic Payment Plan, you preauthorize Overture to charge periodically your Payment Method on a recurring basis for the amount specified. If you equal or exceed this amount, this Payment Plan ensures uninterrupted service for you by (i) automatically replenishing your account using your Payment Method, (ii) paying for all charges in excess of the amount you have preauthorized, and (iii) applying the remaining balance to future charges. Your Payment Method will be charged for the preauthorized amount whenever your account has fewer than three (3) days worth of funds remaining, as determined by Overture in its sole discretion. The foregoing amount then will be credited to your account and, after any debit balance that you may have incurred for charges not paid for is first deducted, the balance will be available to pay for future charges; thus, while the amount charged to your Payment Method will remain the same from month-to-month, the amount actually available in your account to pay for future charges will vary depending upon the charges you have incurred. Overture will send you a notification to the e-mail address associated with your account after each such preauthorized transaction to notify you that your account has been replenished and your Payment Method debited. Such charges will appear on the periodic statement sent to you by the provider of your Payment Method. Unless you discontinue your enrollment in this Payment Plan, you understand that this preauthorization is valid until the termination of this Agreement with Overture or the discontinuation of, or your participation in, this Payment Plan as determined by Overture. You agree to retain, either by printing or otherwise saving, a copy of this Agreement, providing the terms of your preauthorization, for your future reference. (c) FIXED BUDGET PAYMENT PLAN: Under the Fixed Budget Payment Plan, you determine a monthly maximum budget for charges to your account. When you enroll in the Fixed Budget Payment Plan, you preauthorize Overture to charge periodically your Payment Method each month up to the maximum amount that you specify. If you equal or exceed your available balance in any month, you will incur a debit balance; this debit balance will be deducted from the amount next charged to your Payment Method and the remaining balance will be credited to your account to pay for future charges. Overture will send you a notification to the e-mail address associated with your account after each such preauthorized transaction to notify you that your account has been replenished and your Payment Method debited. Such charges will appear on the periodic statement sent to you by the provider of your Payment Method. You understand that your Overture account may be taken offline for the remainder of any month in which your account equals or exceeds your budget amount. Unless you discontinue your enrollment in this Payment Plan, you understand that this preauthorization is valid until the termination of the Agreement with Overture or the discontinuation of, or your participation in, this Payment Plan as determined by Overture. You agree to retain, either by printing or otherwise saving, a copy of this Agreement, providing the terms of your preauthorization, for your future reference.

        8.    ADVERTISER'S RIGHTS AND RESPONSIBILITIES:    (a) Advertiser Submissions: You may submit your material for your listings either by email; file transfer protocol; telephone; fax; U.S. Mail; or at the Online Sign-Up form located at https://signup.overture.com/s/dtc/signup/ or, if you are modifying or adding your listings, at our DirecTraffic Center® located at https://secure.overture.com/s/dtc/center/. You represent, warrant, and covenant that the Selected Keywords, and all information, in the listing itself or through the Web site to which the listing links, (i) does not violate any law or regulation; (ii) does not infringe in any manner any copyright, patent, trademark, trade secret or other intellectual property right of any third party; (iii) does not breach any duty toward or rights of any person or entity including, without limitation, rights of publicity or privacy, or has not otherwise resulted in any consumer fraud, product liability, tort, breach of contract, injury, damage or harm of any kind to any person or entity; (iv) is not false or misleading; and/or (v) is neither defamatory, libelous, slanderous or threatening. (b) Accepting Overture Suggestions: From time to time, (or as part of a particular program) Overture may provide suggestions to you for keywords, title and/or descriptions or for any other element of a listing but the final decision to authorize any suggestion is yours. Ideas provided by Overture are only suggestions and you are under absolutely no obligation to use such suggestions. It is your responsibility to determine whether such suggestions comply with the requirements of Advertiser Submissions section above. By using a keyword, title, description, link and/or listing that may have been suggested by Overture, you represent, warrant, and covenant that such keyword, title, description, link and/or listing is in compliance with the Advertiser Submissions Section above and with this Agreement. (c) Communications: You agree that regardless of where your listings appear in the Overture Distribution Network, you will direct any communication regarding your listings, your account, the Overture Marketplace or the Overture Marketplace Results directly to Overture and not to any other entity in the Overture Distribution Network.

        9.    YOUR SITE:    You hereby acknowledge that Overture is not responsible for the maintenance of your Web site(s) nor is Overture responsible for order entry, payment processing, shipping, cancellations, returns or customer service concerning orders placed on Advertiser's Web site(s). You must update your listings if any information is not a current and accurate description of information available on your Web site, and represent, warrant, and covenant that the Web site to which any listing links will look the same to all end users regardless of the end users' location. You further acknowledge that your site does not contain any Overture owned or licensed content, including but not limited to, any Overture listings, except pursuant to a separate signed affiliate agreement with Overture. You hereby grant Overture the irrevocable right to access, index, cache, and display (in connection with your listings) the Web site(s) to which your listings link, or any portion thereof, including by any automated means including web spiders or crawlers. This grant specifically includes Overture's right to create and display copies of any and all text, graphics, images, audio, video, and all other material included or found on such Web sites or portions thereof, including the right to create and display thumbnail and full-scale copies of any images or video included on or found on such Web sites or portions thereof.

        10.    CONFIDENTIALITY:    "Confidential Information" means any information disclosed to you by Overture, either directly or indirectly, in writing, orally or by inspection of tangible objects, other than information that you can establish (i) was publicly known and made generally available in the public domain prior to the time of disclosure to you by Overture; (ii) becomes publicly known and made generally available after disclosure to you by Overture other than through your action or inaction; or (iii) is in your possession, without confidentiality restrictions, at the time of disclosure by Overture as shown by your files and records immediately prior to the time of disclosure. You shall not at any time (a) disclose, sell, license, transfer or otherwise make available to any person or entity any Confidential Information, (b) use any Confidential Information, or (c) reproduce or otherwise copy any Confidential Information, except as necessary in connection with the purpose for which such Confidential Information is disclosed to you or as required by applicable law. You agree to take all reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. All Confidential Information shall at all times remain Overture's personal property and all documents, electronic media and other tangible items containing or relating to any Confidential Information shall be delivered to Overture immediately upon Overture's request. You may not issue any press release or other public statement regarding this Agreement, Overture, its parent Yahoo!, Inc. and/or its affiliated companies or subsidiaries without Overture's prior written consent.

        11.    REPRESENTATIONS AND WARRANTIES:    You represent, warrant, and covenant that you have sufficient authority to enter into this Agreement, and that each of your listings meets the standards and requirements of the Advertiser Rights and Responsibilities section above.

        12.    INDEMNIFICATION:    You hereby agree to indemnify and hold harmless Overture, its parent, affiliated companies, subsidiaries, information providers, licensors, licensees, consultants, contractors, agents, attorneys and employees from any and all liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees, that may arise from your use of the Overture Marketplace, Programs or other Overture Web sites and/or your Web site and/or your breach of the terms of this Agreement, including, without limitation, the breach of any representation or warranty. You agree to be solely responsible for defending any claim, subject to Overture's right to participate with counsel of its own choosing, and for payment of damages or losses resulting from the foregoing to both a third party and Overture, provided that you will not agree to any settlement that imposes any obligation or liability on Overture without Overture's prior written consent. Overture reserves the right to terminate or suspend the account of any advertiser that may violate any of the terms in this Agreement.

        13.    WARRANTY DISCLAIMER:    YOU EXPRESSLY AGREE THAT YOUR USE OF THE OVERTURE MARKETPLACE AND PROGRAMS IS AT YOUR OWN RISK. THE OVERTURE MARKETPLACE, PROGRAMS, AS WELL AS THE OVERTURE WEB SITES, ARE AVAILABLE ON AN "AS IS" BASIS, WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED. NEITHER OVERTURE NOR ANY OF ITS PARENT, AFFILIATED COMPANIES, SUBSIDIARIES, INFORMATION PROVIDERS, LICENSORS, LICENSEES, EMPLOYEES, AGENTS, ATTORNEYS, CONSULTANTS OR CONTRACTORS, OR ENTITIES WITHIN THE OVERTURE DISTRIBUTION NETWORK MAKES ANY WARRANTY OR REPRESENTATION WHATSOEVER REGARDING THE OVERTURE MARKETPLACE, PROGRAMS, THE OVERTURE WEB SITES, THE SUCCESS OF YOUR LISTINGS AS MEASURED IN ANY WAY, ANY INFORMATION, SERVICES OR PRODUCTS PROVIDED OR AVAILABLE THROUGH OR IN CONNECTION WITH OVERTURE, PROGRAMS, THE OVERTURE MARKETPLACE, THE OVERTURE WEB SITES OR ANY RESULTS OBTAINED THROUGH THE USE THEREOF. OVERTURE HEREBY DISCLAIMS ON BEHALF OF ITSELF, PARENT, AFFILIATED COMPANIES, SUBSIDIARIES, AND ALL INFORMATION PROVIDERS, LICENSORS, LICENSEES, CONTRACTORS, CONSULTANTS, AGENTS, ENTITIES WITHIN THE OVERTURE DISTRIBUTION NETWORK, ATTORNEYS AND/OR EMPLOYEES OF IT ANY AND ALL WARRANTIES INCLUDING, WITHOUT LIMITATION (1) ANY WARRANTIES AS TO THE AVAILABILITY, ACCURACY OR CONTENT OF THE OVERTURE MARKETPLACE, PROGRAMS, OR THE OVERTURE WEB SITES AND/ OR INFORMATION, PRODUCTS OR SERVICES AVAILABLE THROUGH THE OVERTURE MARKETPLACE, PROGRAMS, OR THE OVERTURE WEB SITES; AND (2) ANY WARRANTIES OF TITLE OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SOME STATES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY ALSO HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE.

        14.    LIMITATION OF LIABILITY:    ANY LIABILITY OF OVERTURE, ITS PARENT, AFFILIATED COMPANIES, SUBSIDIARIES, INFORMATION PROVIDERS, LICENSORS, LICENSEES, EMPLOYEES, AGENTS, CONSULTANTS, ENTITIES WITHIN THE OVERTURE DISTRIBUTION NETWORK, ATTORNEYS OR CONTRACTORS, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY FOR DAMAGES CAUSED OR ALLEGEDLY CAUSED BY ANY FAILURE OF PERFORMANCE, ERROR, OMISSION, INTERRUPTION, DELETION, DEFECT,

FAILURE OF DELIVERY OF MERCHANDISE, DELAY IN OPERATION OR TRANSMISSION, COMPUTER VIRUS, COMMUNICATIONS LINE FAILURE, THEFT OR DESTRUCTION OR UNAUTHORIZED ACCESS TO, ALTERATION OF, OR UNLAWFUL USE OF RECORDS, WHETHER FOR BREACH OF CONTRACT, TORTIOUS BEHAVIOR, NEGLIGENCE, OR UNDER ANY OTHER CAUSE OF ACTION, SHALL BE STRICTLY LIMITED TO THE AMOUNT ALREADY PAID BY YOU TO OVERTURE PURSUANT TO THIS AGREEMENT IN THE PRIOR SIX MONTH PERIOD. IN NO EVENT SHALL OVERTURE, ITS PARENT, AFFILIATED COMPANIES, SUBSIDIARIES, INFORMATION PROVIDERS, LICENSORS, LICENSEES, EMPLOYEES, ENTITIES WITHIN THE OVERTURE DISTRIBUTION NETWORK, AGENTS, CONSULTANTS, ATTORNEYS OR CONTRACTORS, BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, ARISING OUT OF THIS AGREEMENT, THE USE OR INABILITY TO USE THE OVERTURE MARKETPLACE, PROGRAMS, THE OVERTURE WEB SITES, OVERTURE MARKETPLACE RESULTS AND/OR THE SITES LINKED TO FROM THE OVERTURE MARKETPLACE OR FOR ANY BREACH OF WARRANTY. SOME STATES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. YOU AGREE THAT YOU WILL NOT HOLD OVERTURE RESPONSIBLE FOR THE SELECTION OR RETENTION OF, OR ANY ACTS, ERRORS, OR OMISSIONS BY, ANY THIRD PARTY IN CONNECTION WITH THE OVERTURE MARKETPLACE, PROGRAMS, THE OVERTURE WEB SITES, THE OVERTURE MARKETPLACE RESULTS AND/OR SITES LINKED TO FROM THE OVERTURE MARKETPLACE, INCLUDING, WITHOUT LIMITATION, THOSE WITH WHOM OVERTURE CONTRACTS TO OPERATE VARIOUS PORTIONS OF THE OVERTURE MARKETPLACE AND/OR PROGRAMS AND THOSE TO WHOM OVERTURE PROVIDES LINKS TO FOR CONTENT, ADVERTISING OR ANY OTHER TYPE OF DATA OR INFORMATION. YOU ARE SOLELY LIABLE FOR ANY CLAIM RESULTING FROM YOUR SELECTION OF PHRASE MATCH OR BROAD MATCH. WITHOUT LIMITING THE FOREGOING, OVERTURE SHALL HAVE NO LIABILITY HEREUNDER BY REASON OF ANY FAILURE OR DELAY IN THE PERFORMANCE OF ITS OBLIGATIONS ON ACCOUNT OF STRIKES, SHORTAGES, RIOTS, ACTS OF TERRORISM, INSURRECTION, FIRES, FLOOD, STORM, EXPLOSIONS, EARTHQUAKES, INTERNET OUTAGES, COMPUTER VIRUS, ACTS OF GOD, WAR, GOVERNMENTAL ACTION, OR ANY OTHER CAUSE THAT IS BEYOND OVERTURE'S REASONABLE CONTROL.

        15.    CANCELLATION OR TERMINATION:    If you are dissatisfied with the Overture Marketplace, Programs or with any of the terms and conditions contained therein, your sole and exclusive remedy is to terminate your account in writing. You may cancel your participation in the Overture Marketplace and/or Programs at any time. Notwithstanding anything contained in this Agreement to the contrary, Overture may, in its sole discretion, terminate your account, and discontinue your participation in the Overture Marketplace, Programs the Overture Marketplace Results or on any Web site or Third Party Product that is part of the Overture Distribution Network, or your use of any keyword or any listing. Reasons for Overture's determination to so terminate or discontinue your account or participation as provided for above include, but are not limited to, if Overture believes that you violated this Agreement or other policies or guidelines of Overture or of a Third Party Product (or other member of the Overture Distribution Network) that uses, licenses or distributes the Overture Marketplace or Programs, or if Overture believes your conduct may be harmful to other consumers, advertisers or licensees who participate in (or offer to its users) the Overture Marketplace or Programs. All decisions made by Overture in this matter will be final and neither Overture nor its licensees (or distributors) shall have any liability with respect to such decisions. IMPORTANT: CANCELLATION OR TERMINATION MAY NOT ALWAYS ENTITLE YOU TO A REFUND. PLEASE SEE THE SECTION ENTITLED "REFUNDS" FOR MORE INFORMATION. Sections 3, 4, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20 and 21 shall survive any termination of this Agreement.

        16.    REFUNDS:    If Overture terminates your account or if you decide to terminate your account, and you provide notice to Overture, your account will be deemed terminated when Overture receives such notice. You will only receive a refund for amounts not yet charged to your account, less any debit balances for unpaid charges posted to your account. You will not receive a refund for any initial sign-up fees or service fees. PLEASE SEE THE SECTION ENTITLED "PAYMENT" FOR MORE INFORMATION.

        17.    USE OF OVERTURE MARKETPLACE SUBMISSIONS:    By submitting material to the Overture Marketplace (including information for a listing) you are irrevocably granting Overture, its licensees, and any entities in the Overture Distribution Network, the right to use all parts of the material, without limitation, including modifying it or using it commercially and authorizing others to do so. Overture reserves the right to edit, refuse, reject or remove any listing at its discretion at any time.

        18.    NOTICES:    Overture may give general notices to you by posting on the Overture Marketplace or www.overture.com or any one of Overture's Web sites or, if possible, by electronic mail to the e-mail address provided by you to Overture. It is your responsibility to ensure that your e-mail address and any other contact information you provide to Overture is updated and correct.

        19.    CHOICE OF LAW:    This Agreement shall be construed and controlled by the laws of the State of California. Any dispute arising from this Agreement, including, without limitation, a breach of this Agreement, shall be governed by the laws of the State of California, without regard to its conflict of laws principles. You agree to submit to the exclusive jurisdiction of the state and federal courts located in Los Angeles, California. Any claim against Overture arising from this Agreement shall be adjudicated on an individual basis, and shall not be consolidated in any proceeding with any claim or controversy of any other party.

        20.    ELECTRONIC SIGNATURES EFFECTIVE:    (a) This Agreement is an electronic contract that sets out the legally binding terms of your use of the Overture Marketplace, Programs, and/or the Overture Web Sites. You indicate your acceptance to the terms and conditions contained or referenced herein or in any Programs by clicking on the "I Accept" button in connection with your enrollment. This action creates an electronic signature that has the same legal force and effect as a handwritten signature. By clicking on the "I Accept" button, you accept this Agreement and/or any Programs and agree to the terms, conditions and notices contained or referenced therein. When you click on the "I Accept" button during enrollment, you also consent to have this Agreement provided to you in electronic form. You have the right to receive this Agreement in non-electronic form. You may request a non-electronic copy of this Agreement either before or after you electronically sign the Agreement. To receive a non-electronic copy of this Agreement, please send a letter and self-addressed stamped envelope to: Chief Legal Officer, Overture Services, Inc., 74 North Pasadena Ave, 3rd Floor, Pasadena, California 91103. (b) You have the right at any time to withdraw your consent to have this Agreement provided to you in electronic form.

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  Should you choose to withdraw your consent to have this Agreement provided to you in electronic form, Overture will discontinue your then-current username and password. This means that you will not have the right to use the Overture Marketplace, Programs, and/or the Overture Web Sites unless, and until, we issue you a new username and password. Overture only will issue you a new username and password after we receive a signed copy of a non-electronic version of this Agreement, which we will send to you upon written request.

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  To withdraw your consent and/or request a non-electronic copy of this Agreement, please send a letter and self-addressed stamped envelope to: Overture, Chief Legal Officer, Overture Services, Inc., 74 North Pasadena Ave, 3rd Floor, Pasadena, California 91103.

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  Prospective Nature. Your withdrawal of consent shall be effective within a reasonable time after we receive your withdrawal notice described above. Your withdrawal of consent will not affect the legal validity or enforceability of this Agreement provided to, and electronically signed by, you prior to the effective date of your withdrawal.

        (c)   Access and Retention. In order to access and retain this electronic Agreement, you must have access to the World Wide Web, either directly or through devices that access web-based content, and pay any service fees associated with such access. In addition, you must use all equipment necessary to make such connection to the World Wide Web, including a computer and modem or other access device. Please print a copy of this Agreement for your records. To retain an electronic copy of this Agreement, you may save it into any word processing program. We will notify you of any changes in the hardware or software requirements needed to access and/or retain this Agreement that create a material risk that you will not be able to continue to access and/or retain this electronic Agreement.

        21.    OTHER:    This Agreement constitutes the entire Agreement between the parties with respect to the subject matter contained herein and supersedes all previous and contemporaneous agreements, proposals and communications, written or oral, between you and Overture. Only a written instrument executed by the party waiving compliance may waive the terms or covenants of this Agreement. If any provision of this Agreement is held or made invalid or unenforceable for any reason, such invalidity shall not affect the remainder of this Agreement, and the invalid or unenforceable provisions shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable comes closest to the original intentions of the parties hereto and has like economic effect. This Agreement is not intended to benefit, nor shall it be deemed to give rise to, any rights in any third party. Overture may change this Agreement and/or Overture's Privacy Policy (as posted on or linked from Overture's branded Web Site at http://www.overture.com) at any time upon notice published on the Overture Marketplace or any one of the Overture Web Sites or by e-mail notification to you. Any use of the Overture Marketplace, Programs or any of the Overture Web Sites after such notice shall be deemed to be continued acceptance of this Agreement including its amendments and modifications. You understand that Overture is a subsidiary of Yahoo!, Inc., and Yahoo uses Overture's services to advertise certain Yahoo products and services. Notwithstanding anything to the contrary in Overture's Privacy Policy, Overture may share information described therein with Overture's parent Yahoo, Inc. and/or its affiliated companies. Overture reserves the right to discontinue offering the Overture Marketplace or Programs at any time.

        This Agreement was last revised on June 5, 2004.

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  Exhibit 10.7
Advertiser Terms and Conditions